UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2012
Date of Report (Date of earliest event reported)

Commission File No. 000-32037

GENESIS GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	65-0108171
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 North Military Trail, Suite 275, Boca Raton, FL 33431
(Address of principal executive offices, Zip Code)

(561) 988-1988
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

In connection with the resignation of two of its directors as discussed in Item 5.02 below, Genesis Group Holdings, Inc. (the “Company”) entered into letter agreements with each of them pursuant to which the Company agreed to use commercially reasonable efforts to register the resale of up to $250,000 worth of common stock held by each of them under certain circumstances.  The information in Item 5.02 below is incorporated into this Item 1.01 by reference.

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2012, Genesis Group Holdings, Inc. (the “Company”) entered into a letter agreement with one of its directors, Gideon Taylor, whereby Mr. Taylor resigns from the board of directors of the Company, effective as of the date that the Company has prepared a draft registration statement on Form S-1 and that the Company’s chief executive officer delivers to Mr. Gideon a certificate that the Company intends to fill the vacancy with an independent director.  In addition, the letter agreement provides that the Company will use its commercially reasonable efforts to register up to $250,000 worth of Mr. Taylor’s common stock under the registration statement, subject to certain conditions.  The foregoing description is qualified in its entirety by reference to the letter agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On November 6, 2012, the Company entered into a letter agreement with one of its directors, Billy Caudill, whereby Mr. Caudill resigns from the board of directors of the Company, effective as of the date that the Company has prepared a draft registration statement on Form S-1 and that the Company’s chief executive officer delivers to Mr. Caudill a certificate that the Company intends to fill the vacancy with an independent director.  In addition, the letter agreement provides that the Company will use its commercially reasonable efforts to register up to $250,000 worth of Mr. Caudill’s common stock under the registration statement, subject to certain conditions.  The foregoing description is qualified in its entirety by reference to the letter agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

On November 9, 2012, the Company’s chief executive officer delivered to each of Mr. Taylor and Mr. Caudill the certification called for under the letter agreements and confirmed that the Company had prepared a draft registration statement on Form S-1.  As a result, on November 9, 2012, the resignations of each of Mr. Taylor and Mr. Caudill from the Company’s board of directors became effective.

The information in this report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction.

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1	Letter Agreement with Gideon Taylor effective November 1, 2012.

10.2	Letter Agreement with Billy Caudill effective November 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2012
GENESIS GROUP HOLDINGS, INC.

By:	/s/ Mark Munro
Name: Mark Munro
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement with Gideon Taylor effective November 1, 2012.

10.2	Letter Agreement with Billy Caudill effective November 6, 2012